UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: May 13, 2022
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Submission of Matters to a Vote of Security Holders

On May 13, 2022, Sun Communities Operating Limited Partnership ("SCOLP"), the operating subsidiary of Sun Communities, Inc. (the "Company"), issued 10,854 common OP units (the "Common Units") at an issuance price of $180.0181 per unit. All of the Common Units were issued as consideration for the initial holder’s contribution of certain assets to SCOLP.

The issuance by SCOLP of the Common Units was made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Each Common Unit is exchangeable at any time (subject to certain limited exceptions) at the holder’s option for one share of common stock (the "Common Stock") of the Company.

Notwithstanding the foregoing exchange rights, the initial holder of the Common Stock has agreed not to sell or otherwise dispose of the shares of the Common Stock issuable upon the exchange of such securities for a period of 18 months after May 13, 2022, subject to certain limited exceptions.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 17, 2022 (the "Annual Meeting"). The votes cast with respect to each item of business properly presented at the Annual Meeting are as follows:

(a) Proposal 1 – Election of Directors

Shareholders elected eight directors to serve until the 2023 Annual Meeting of Shareholders (or until their successors shall have been duly elected and qualified), as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tonya Allen	98,311,915	1,110,220	68,674	4,605,189
Meghan G. Baivier	94,028,897	5,288,283	173,629	4,605,189
Stephanie W. Bergeron	94,633,864	4,785,514	71,431	4,605,189
Brian M. Hermelin	97,403,628	1,795,250	291,931	4,605,189
Ronald A. Klein	97,845,282	1,576,906	68,621	4,605,189
Clunet R. Lewis	90,055,315	9,137,779	297,715	4,605,189
Gary A. Shiffman	94,277,863	4,461,663	751,283	4,605,189
Arthur A. Weiss	97,179,137	2,017,751	293,921	4,605,189

(b) Proposal 2 – Non-binding Advisory Vote on Executive Compensation:

Shareholders approved the non-binding advisory vote on executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,584,112	5,619,227	287,470	4,605,189

(c) Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

Shareholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

Votes For	Votes Against	Abstentions
103,101,073	950,802	44,123

(d) Proposal 4 – Approval of First Amendment to the Company's 2015 Equity Incentive Plan to increase the number of shares authorized under the plan

Shareholders approved the amendment to the 2015 Equity Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,839,840	4,571,773	79,196	4,605,189

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 19, 2022	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer